UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100, Long Beach, California	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

2026 Outlook Affirmation

Members of the senior management team of Molina Healthcare, Inc. (“Molina” or the “Company”) will be meeting with investors and analysts over the next several days, and on Tuesday, March 3, 2026, will also be participating in TD Cowen’s 46th Annual Health Care Conference. Consistent with the Company’s guidance previously provided on February 6, 2026, the senior management team plans to reaffirm the Company’s 2026 full year GAAP diluted earnings per share (EPS) guidance of at least $3.20 and its full year adjusted diluted EPS guidance of at least $5.00. Please refer to the press release attached as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2026 for a reconciliation of full year 2026 adjusted diluted EPS guidance to full year GAAP diluted EPS guidance

At 9:10 a.m. Eastern Time on March 3, 2026, a simultaneous live audio webcast of Molina’s remarks at TD Cowen’s 46th Annual Health Care Conference will be available on the Company’s investor relations website, investors.molinahealthcare.com. A 30-day replay will also be available on the website shortly following the conclusion of the live webcast.

First Quarter 2026 Earnings Release and Conference Call Dates

Molina will issue its earnings release for the first quarter ending March 31, 2026, after the market closes on Wednesday, April 22, 2026, and will host a conference call and webcast to discuss the earnings release on Thursday, April 23, 2026, at 8:00 a.m. Eastern Time. To access this interactive teleconference, dial 877-883-0383 and enter the confirmation number, 4352622. A telephonic replay of the conference call will be available through Thursday, April 30, 2026, by dialing 855-669-9658 and entering the confirmation number, 6456388.

A live broadcast of Molina’s conference call will be available on the Company’s investor relations website, investors.molinahealthcare.com. A 30-day online replay will be available shortly following the conclusion of the live broadcast.

2026 Investor Day

Molina will host its Investor Day Conference on Friday, May 8, 2026 beginning at 9:30 a.m. Eastern Time. A live webcast of the Company’s Investor Day will be accessible on the Company’s investor relations website at investors.molinahealthcare.com. A 30-day online replay of the Investor Day meeting will be available on the Company’s investor relations website shortly following the conclusion of the live webcast.

Note: The information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The Company’s oral remarks with investors may contain forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this earnings release and the Company’s accompanying oral remarks may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “guidance,” “future,” “anticipates,” “believes,” “embedded,” “estimates,” “expects,” “growth,” “intends,” “plans,” “predicts,” “projects,” “will,” “would,” “could,” “can,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this earnings release include, but are not limited to, statements regarding the Company’s 2026 full year GAAP diluted EPS and adjusted diluted EPS guidance and the timing of upcoming events and disclosure.

Actual results could differ materially due to numerous known and unknown risks and uncertainties. These risks and uncertainties are discussed under the headings “Forward-Looking Statements,” and “Risk Factors,” in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2025, which is on file with the SEC, and in the Company’s other filings with the SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or developments projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of February 26, 2026, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statement to conform the statement to actual results or changes in its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: February 26, 2026	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary